
<ARTICLE>  5
<LEGEND>
                                                          EXHIBIT 27.5

     This schedule contains the restatement of summary financial information previously extracted from Textron Inc.'s Consolidated Balance
Sheet as of September 30, 1995 and Consolidated Statement of Income for the nine months ended September 30, 1995, previously filed electronically with the Commission. The aforementioned quarterly financial statements were not required to be restated in the Company's Annual Report on Form 8-K dated
April 29, 1996.
</LEGEND>
<MULTIPLIER> 1000000

<PERIOD-TYPE>                                                          9-MOS
<FISCAL-YEAR-END>                                                DEC-30-1995
<PERIOD-END>                                                     SEP-30-1995
<CASH>                                                                    78
<SECURITIES>                                                               0
<RECEIVABLES>                                                          10758
<ALLOWANCES>                                                             272
<INVENTORY>                                                             1244
<CURRENT-ASSETS>                                                           0
<PP&E>                                                                  2833
<DEPRECIATION>                                                          1581
<TOTAL-ASSETS>                                                         17052
<CURRENT-LIABILITIES>                                                      0
<BONDS>                                                                10193
<COMMON>                                                                  12
<PREFERRED-MANDATORY>                                                      0
<PREFERRED>                                                               15
<OTHER-SE>                                                              3199
<TOTAL-LIABILITY-AND-EQUITY>                                           17052
<SALES>                                                                 4763
<TOTAL-REVENUES>                                                        6224
<CGS>                                                                   3905
<TOTAL-COSTS>                                                           4070
<OTHER-EXPENSES>                                                           0
<LOSS-PROVISION>                                                         120
<INTEREST-EXPENSE>                                                       609
<INCOME-PRETAX>                                                          508
<INCOME-TAX>                                                             201
<INCOME-CONTINUING>                                                      307
<DISCONTINUED>                                                            45
<EXTRAORDINARY>                                                            0
<CHANGES>                                                                  0
<NET-INCOME>                                                             352
<EPS-PRIMARY>                                                           4.05
<EPS-DILUTED>                                                           4.05

